July 25, 2014

Supplement

SUPPLEMENT DATED JULY 25, 2014 TO THE PROSPECTUS OF
MORGAN STANLEY MULTI CAP GROWTH TRUST
Dated March 31, 2014

The Board of Trustees of Morgan Stanley Multi Cap Growth Trust (the "Fund") has approved (i) the offering of a commission, which will be paid by Morgan Stanley Distribution, Inc., as distributor of the Fund, to certain financial intermediaries as compensation on sales of Class A shares of the Fund of $1 million or more; and (ii) the imposition of a contingent deferred sales charge on Class A shares of the Fund in relation thereto. As a result, effective August 1, 2014, the following changes to the Prospectus are necessary:

The following replaces the "Shareholder Fees" table in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Shareholder Fees:"

	Class A	Class B	Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	5.00%[2]	None	None

The reference to footnote 2 in the "Annual Fund Operating Expenses" table in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses" is hereby replaced with footnote 3.

The references to footnote 3 in the "Annual Fund Operating Expenses" table in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses" are hereby replaced with footnote 4.

The footnotes following the "Annual Fund Operating Expenses" table in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses" are hereby deleted and replaced with the following:

(1)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

(2)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Shareholder Information—Share Class Arrangements" for a complete discussion of the CDSC.

(3)  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 1.00% to 0.75% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

(4)  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.27% for Class A, 2.02% for Class B, 1.77% for Class L and 0.92% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The penultimate sentence of the third paragraph in the section of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

If you sell Class A or Class B shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

The second sentence of the section of the Prospectus entitled "Shareholder Information—How to Sell Shares" is hereby deleted and replaced with the following:

If you sell Class A or Class B shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

The following replaces the information in the chart comparing the sales charge and annual 12b-1 fee applicable to Class A shares in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements:"

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%

The first paragraph of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" is hereby deleted and replaced with the following:

Class A shares are sold at NAV plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class L shares.

The following is hereby added as the last paragraph of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares:"

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Class A shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A shares of a Morgan Stanley Multi-Class Fund; (ii) shares of a Morgan Stanley Money Market Fund or (iii) Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, any of which you acquired in an exchange from such Class A shares of the Fund, will also be counted; however, if you sell shares of (i) the Morgan Stanley Multi-Class Fund; (ii) the Morgan Stanley Money Market Fund; or (iii) the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SPOISSPT-7/14